OPERATIONS - Acquisition of GVT Participacoes S.A. ("GVTPart.") Acquisition price (Details) - GVT Participacoes S.A. ("GVTPart") R$ in Thousands, € in Millions	Dec. 31, 2015 BRL (R$)	May 28, 2015 EUR (€)	May 28, 2015 BRL (R$)
Acquisition of GVT Participacoes S.A. ("GVTPart.")
Gross consideration in cash (4.663 billion euros)		€ 4,663	R$ 15,964,853
Contractual Adjustments (Net Debt)			(7,060,899)
Total consideration in cash, net			8,903,954
Contingent Consideration			344,217
Consideration in Shares at Fair Value			8,477,314
Cash Flow Hedge Gain on Transaction, net of taxes			(377,373)
Refund according to sections 2.2.4 and 2.2.5 of SPA			(84,598)
Total consideration, net of Cash Flow Hedge	R$ 17,263,514		R$ 17,263,514